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July 29, 2003

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
Goldman, Sachs & Co.                                                  Chase Mortgage Finance Corporation
85 Broad Street                                                       343 Thornall Street
New York, New York 10004                                              Edison, New Jersey 08837

Chase Manhattan Mortgage Corporation                                  Wachovia Bank, N.A.
343 Thornall Street                                                   401 South Tryon Street, 12th Floor
Edison, New Jersey 08837                                              Charlotte, North Carolina  28288-1179

Standard & Poor's, a division of                                      Fitch Ratings
The McGraw-Hill Companies, Inc.                                       1 State Street Plaza
55 Water Street                                                       New York, New York  10004
New York, New York  10041
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Re:      Chase Mortgage Finance Trust,
         Multi-Class Mortgage Pass-Through Certificates, Series 2003-S7
         ---------------------------------------------------------------

Ladies and Gentlemen:

We have acted as counsel for Chase Manhattan Mortgage Corporation ("CMMC") and Chase Mortgage Finance Corporation (the "Company," and together with CMMC, the "Companies"), in connection with the sale by the Company of approximately $400,097,123.00 in aggregate principal amount of Chase Mortgage Finance Trust, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S7 (the "Certificates"). The Certificates, consisting of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-P Certificates, Class A-X Certificates and Class A-R Certificate (collectively, the "Offered Class A Certificates"), Class M Certificates, Class B-1 Certificates, Class B-2 Certificates (together with the Class B-1 Certificates, the "Offered Class B Certificates," and collectively with the Offered Class A Certificates and the Class M Certificates, the "Offered Certificates"), Class B-3 Certificates, Class B-4 Certificates and Class B-5 Certificates, evidence specified interests in a pool of mortgage loans (the "Mortgage Loans") and certain other property conveyed by the Company to Wachovia Bank, N.A., as trustee (the "Trust Fund"). The Mortgage Loans were purchased by the Company from CMMC pursuant to the Mortgage Loan Sale Agreement (the "CMMC Sale Agreement") dated as of July 29, 2003 between the Company and CMMC. The Certificates are issued under the terms of a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of July 1, 2003, by and among the Company, Wachovia Bank, N.A., as trustee (the "Trustee") and CMMC, as servicer. The Class B-3 Certificates, Class B-4 Certificates, and Class B-5 Certificates (collectively, the "Purchased Certificates") will be purchased by Goldman, Sachs & Co. (the "Purchaser") pursuant to a Purchase Agreement dated July 29, 2003 (the "Purchase Agreement"), between the Company and the Purchaser. This opinion is furnished to the Purchaser pursuant to Section 6(a) of the Purchase Agreement.

We have examined a signed copy of the Registration Statement on Form S-3 (No. 333-99451) filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "1933 Act"), in the form in which it initially became effective (the "Registration Statement") and as amended to the date hereof, the Company's Prospectus (the "Prospectus") dated June 24, 2003 and the Prospectus Supplement dated July 23, 2003 (the "Prospectus Supplement"), relating to the Offered Certificates. We also have examined the originals or copies, certified or otherwise identified to our satisfaction, of all such records of CMMC and the Company and all such agreements, certificates of public officials, certificates of officers or representatives of CMMC and the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein, including, without limitation, (i) the Restated Certificate of Incorporation of the Company; (ii) the By-Laws of the Company; (iii) copies of certain unanimous consents adopted by the Board of Directors of the Company authorizing the issuance and sale of the Certificates and purchase of the Mortgage Loans; (iv) the Certificate of Incorporation of CMMC; (v) the By-Laws of CMMC; (vi) copies of certain resolutions adopted by the Board of Directors of CMMC authorizing entry into mortgage loan sale contracts and mortgage loan servicing contracts; (vii) the Pooling and Servicing Agreement; (viii) the forms of the Class A Certificates, the Class M Certificates and the Class B Certificates; (ix) the Purchase Agreement and (x) the Private Placement Memorandum dated July 29, 2003 relating to the Purchased Certificates (the "Private Placement Memorandum").

In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity of all documents submitted to us as certified or photostatic copies to the original documents and the authenticity of such documents. We have assumed that any documents executed by any party other than CMMC or the Company are the legal, valid and binding obligation of such party. As to any facts material to the opinions expressed herein that we did not establish independently or verify, we have relied upon the truth, accuracy and completeness of the statements and representations of CMMC, its officers and other representatives, the statements and representations of the Company, its officers and other representatives, the Trustee and others. Whenever the phrase "to the best of our knowledge" or "of which we are aware" is used herein, it refers in each case to the actual knowledge of the attorneys of this firm involved in the representation of the Company and CMMC in this transaction. Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Goldman, Sachs & Co.
Chase Manhattan Mortgage Corporation
Chase Mortgage Finance Corporation
Wachovia Bank, N.A.
Fitch Ratings
Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
July 29, 2003
Page 2

We express no opinion as to the effect of the laws of any jurisdiction other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

Based upon and subject to the foregoing, we are of the opinion that:

         (i) The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

         (ii) Each of the Pooling and Servicing Agreement and the Purchase Agreement (together, the "Agreements") has been duly authorized, executed and delivered by the Company, and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to the application of the rules of equity (regardless whether enforcement is sought in a proceeding in equity or at law), including those respecting the availability of specific performance. The execution and delivery of the Agreements are within the corporate power of the Company.

         (iii) Neither the execution and delivery of the Agreements nor the consummation of the transactions contemplated therein nor the fulfillment of the terms thereof nor the issuance and sale of the Purchased Certificates will conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under any terms or provisions of the certificate of incorporation or by-laws of the Company or any statute, rule or regulation to which the Company is subject or by which it is bound or any writ, injunction or decree of any court, governmental authority or regulatory body to which it is subject or by which it is bound of which we are aware or, to the best or our knowledge, any contract, indenture or other agreement or instrument to which the Company is a party or by which it is bound.

         (iv) No filing or registration with or notice to or consent, approval, authorization, order or qualification of or with any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Agreements.

         (v) To the best of our knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company, and, to the best of our knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against either of the Companies which may have a material adverse effect on its ability to perform either of the Agreements to which it is a party.

         (vi) The offer, sale and delivery of the Purchased Certificates in the manner contemplated in the Purchase Agreement is a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and does not require the registration of the Purchased Certificates thereunder.

         (vii) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the trust established pursuant to the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

         (viii) The statements in the Private Placement Memorandum under the headings "Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they describe matters of United States federal income tax or ERISA or legal conclusions with respect thereto, have been prepared or reviewed by us and are accurate in all material respects.

Goldman, Sachs & Co.
Chase Manhattan Mortgage Corporation
Chase Mortgage Finance Corporation
Wachovia Bank, N.A.
Fitch Ratings
Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
July 29, 2003
Page 3

         (ix) The statements in the Private Placement Memorandum under the captions "Description of the Offered Class B Certificates," insofar as such statements purport to summarize certain terms of the Certificates and the Pooling and Servicing Agreement, constitute a fair summary of the provisions purported to be summarized.

         (x) Assuming (A) ongoing compliance with all of the provisions of the Pooling and Servicing Agreement and the accuracy of the representations with respect to the Mortgage Loans contained in the Pooling and Servicing Agreement and (B) the filing of elections, in accordance with the Pooling and Servicing Agreement, to be treated as a "real estate mortgage investment conduit" (a "REMIC") pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), for Federal income tax purposes, each of the Master REMIC and the Subsidiary REMIC will qualify as a REMIC as of the Closing Date and will continue to qualify as a REMIC for so long as it continues to comply with amendments after the date hereof to any applicable provisions of the Code and applicable Treasury Regulations and the Certificates (other than the Class A-R Certificates) will be "regular interests" in a REMIC.

We have participated in conferences with officers and representatives of the Company and other parties at which conferences the contents of the Private Placement Memorandum were discussed, and although we are not passing upon and do not assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Private Placement Memorandum (except as stated in paragraphs (viii) and (ix) above) and have not made an independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing, nothing has come to our attention that would lead us to believe that the Private Placement Memorandum contained, or at the Closing Date of this opinion contains, an untrue statement of a material fact or at the date thereof omitted, or at the date hereof omits, to state a material fact required to be stated in the Private Placement Memorandum or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not, however, express any view with respect to the financial statements, schedules or other financial or statistical data included in the Private Placement Memorandum or any information incorporated therein by reference.

You may rely on our opinions addressed to Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch Ratings delivered contemporaneously herewith as if such opinions were addressed to you.

This opinion is furnished by us as counsel for CMMC and the Company in connection with the issuance of the Purchased Certificates occurring on the date hereof and is solely for the benefit of the addressees hereto, and is not to be used, circulated, quoted or otherwise referred to for any other purpose without our express written permission.

Very truly yours,


Morgan, Lewis & Bockius, LLP